UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2015

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 31, 2015, BofI Holding, Inc. ("BOFI" or the "Company") and BofI Federal Bank (the "Bank"), completed its previously announced purchase of certain assets and liabilities, including all of the deposit liabilities, of H&R Block Bank, a federal savings bank ("HRBB") from H&R Block, Inc. ("H&R Block"), pursuant to the terms of the Amended and Restated Purchase and Assumption Agreement, dated August 5, 2015 (the “P&A Agreement”), by the Bank and HRBB, Block Financial LLC, a Delaware limited liability company and sole shareholder of HRBB (“Block Financial”) (the “P&A Transaction”).
In connection with the closing of the P&A Transaction: (i) the Bank and Emerald Financial Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of H&R Block (“EFS”), entered into the Program Management Agreement, dated August 31, 2015 (the “PMA”); (ii) the Bank and H&R Block, EFS, HRB Participant I, LLC, a Delaware limited liability company and wholly-owned subsidiary of H&R Block, entered into the Emerald Receivables Participation Agreement, dated August 31, 2015 (the “RPA”); and (iii) the Bank and H&R Block entered into the Guaranty Agreement, dated August 31, 2015 (the “Guaranty Agreement”).  A description of the terms of the PMA, RPA and Guaranty Agreement is set forth under Item 1.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2014, as supplemented by the description of the revised terms of the PMA set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on August 5, 2015, each of which is incorporated herein by reference.
The foregoing description of the PMA, RPA and Guaranty Agreement (including the description incorporated herein by reference) does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the PMA, RPA and Guaranty Agreement, as executed by the parties thereto, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

ITEM 2.01.       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On August 31, 2015, the Bank completed the previously announced purchase of certain assets and liabilities, including all of the deposit liabilities, of HRBB, pursuant to the P&A Agreement.  In connection with the closing of the P&A Transaction, the Bank received $419 million of cash and assumed an equal amount of deposit liabilities from HRBB. The Bank also acquired a de-minimis amount of non-cash assets at zero cost.
The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

ITEM 8.01    OTHER EVENTS
On September 1, 2015, the Company issued a press release announcing the closing of the P&A Agreement and the PMA and announcing that the Company will hold a conference call for analysts, institutional investors, and shareholders at 10:00 AM Eastern / 7:00 AM Pacific on September 2, 2015. During the conference call the Company will discuss developments regarding the P&A Transaction and related matters.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit	Description

10.1
Program Management Agreement, dated August 31, 2015, by and among BofI Federal Bank, H&R Block and Emerald Financial Services, LLC

* Incorporated by reference to Exhibit 10.1 (Program Management Agreement) to Form 8-K filed by H&R Block, Inc. on September 1, 2015

10.2
Emerald Advance Receivables Participation Agreement, dated August 31, 2015, by and among BofI Federal Bank, H&R Block, Emerald Financial Services, LLC and HRB Participant I, LLC

* Incorporated by reference to Exhibit 10.2 (Emerald Advance Receivables Participation Agreement) to Form 8-K filed by H&R Block, Inc. on September 1, 2015

10.3
Guaranty Agreement, dated August 31, 2015, by and among BofI Federal Bank and H&R Block

* Incorporated by reference to Exhibit 10.3 (Guaranty Agreement) to Form 8-K filed by H&R Block, Inc. on September 1, 2015

99.1	Press Release issued September 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date:	September 1, 2015	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer